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                                                                    EXHIBIT 10.3


                         AMENDED AND RESTATED AGREEMENT

                  This amended and restated Agreement dated August 1, 2000 (this "Agreement") is made by and among Steven C. Amendola ("Amendola"), GP Strategies Corporation, a Delaware corporation ("GP Strategies"), and Millennium Cell Inc., a Delaware corporation (f/k/a Millennium Cell LLC and hereinafter the "Company").

                  WHEREAS, Amendola and GP Strategies, f/k/a National Patent Development Corporation, entered into a License Agreement dated July 31, 1997 (the "License Agreement") pursuant to which, inter alia, Amendola granted GP Strategies an exclusive worldwide license to use and develop the invention relating to United States Letters Patent No. 5,804,329 (f/k/a U.S. Application Serial No. 08/579,781) including any improvements or modifications thereto (hereinafter "Covered Technology");

                  WHEREAS, GP Strategies and the Company, with the consent of Amendola, entered into an agreement dated December 17, 1998 styled "Assignment and Assumption of License Agreement," whereby the Company acquired all rights and obligations of GP Strategies relating to the License Agreement in consideration for certain royalty payments;

                  WHEREAS, Amendola, GP Strategies and the Company entered into an agreement dated May 24, 2000, (the "License Termination Agreement") pursuant to which the License Agreement was terminated and the Covered Technology was acquired by the Company;

                  WHEREAS, Amendola, GP Strategies and the Company by agreements dated July 14, 2000 and July 27, 2000 amended and restated the License Termination Agreement;

                  WHEREAS, Amendola, GP Strategies and the Company wish to amend and restate the July 14, 2000


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                  WHEREAS, each party to this Agreement represents and warrants that he or it has the full and unencumbered right and authority to enter into this Agreement;

                  NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                  1.       License Agreement

                  Amendola and the Company hereby agree that, as of May 24, 2000, the License Agreement is hereby terminated. Amendola agrees to execute as of May 24, 2000 the Assignment, attached hereto as Appendix A, whereby all right, title and interest in and to "Covered Technology" is and is hereby assigned from Amendola to the Company, including the right to sue for any past infringement of said "Covered Technology." In consideration for the foregoing Assignment, the Company agrees to issue 206,897 shares of the Company's common stock, $ .001 par value per share, ("Shares") to Amendola; and Amendola agrees that the Company is fully, forever, irrevocably and unconditionally discharged and released from all past, present and future claims, obligations, duties, promises, agreements and liabilities to make royalty payments of any kind relating to "Covered Technology."

                  2.       Assignment and Assumption of License Agreement

                  GP Strategies and the Company hereby agree that the Assignment and Assumption of License Agreement is terminated concurrently with the termination of the License Agreement. In consideration for terminating the Assignment and Assumption of License Agreement, the Company agrees to issue to GP Strategies 250,000 options in the Company ("Options") with an exercise price equal to the price of the common stock of the Company at its


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initial public offering. GP Strategies agrees that the Company is fully, forever, irrevocably and unconditionally discharged and released from all past, present and future claims, obligations, duties, promises, agreements and liabilities to make royalty payments of any kind relating to the Assignment and Assumption Agreement.

                  3. Representations by and Covenants of Amendola and GP Strategies

                           (a) Each of Amendola and GP Strategies acknowledges
that the Company is a private corporation which intends to file a registration statement (the "Registration Statement") for its initial public offering on Form S-1 with the Securities and Exchange Commission ("SEC") pursuant to the registration requirements of the Securities Act of 1933, as amended (the "Act").

                           (b) Each of Amendola and GP Strategies recognizes
that the acceptance of the Shares by Amendola and the Options by GP Strategies, respectively (the "Securities") involves a high degree of risk in that (i) the Company will need additional capital but has no assurance of additional necessary capital; (ii) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Securities; (iii) an investor may not be able to liquidate his investment; (iv) transferability of the Securities is extremely limited; and (v) an investor could sustain the loss of his entire investment, as well as other risks, as more fully set forth herein and in the Offering Documents (as hereinafter defined).

                           (c) Each of Amendola and GP Strategies represents
that he or it is able to bear the economic risk of an investment in the Securities and can afford the loss of his or its entire investment.


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                           (d) Each of Amendola and GP Strategies acknowledges
that he or it has prior investment experience, including investments in non-listed and non-registered securities, or he or it has employed the services of an investment advisor, attorney or accountant to read all of the documents furnished or made available by the Company both to him and to all other prospective investors in the Securities and to evaluate the merits and risks of such an investment on his or its behalf, and that he or it recognizes the highly speculative nature of this investment.

                           (e) Each of Amendola and GP Strategies acknowledges
receipt and careful review of a draft of the Registration Statement (draft dated April 7, 2000) and the attachments thereto (the "Offering Documents") and hereby represents that he or it has been furnished by the Company during the course of this transaction with all information regarding the Company which he or it had requested or desired to know; that all documents which could be reasonably provided have been made available for his or its inspection and review; that he or it has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering, and any additional information which he or it had requested.

                           (f) Each of Amendola and GP Strategies acknowledges
that the offering of Securities contemplated hereby may involve tax consequences, and that the contents of the Offering Documents do not contain tax advice or information. Each of Amendola and GP Strategies acknowledges that he or it must retain his or its own professional advisors to evaluate the tax and other consequences of an investment in the Securities.

                           (g) Each of Amendola and GP Strategies acknowledges
that the offering of Securities contemplated hereby has not been reviewed by the SEC because of the


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Company's representations that this is intended to be a nonpublic offering pursuant to Section 4(2) of the Act. Each of Amendola and GP Strategies represents that the Securities to be acquired by him or it pursuant hereto are being acquired for his or its own account, for investment and not for distribution or resale to others. Each of Amendola and GP Strategies agrees that he or it will not sell or otherwise transfer such securities unless they are registered under the Act or unless an exemption from such registration is available.

                           (h) Each of Amendola and GP Strategies understands
that the Securities have not been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon his or its investment intention. In this connection, each of Amendola and GP Strategies understands that it is the position of the SEC that the statutory basis for such exemption would not be present if his or its representation merely meant that his or its present intention was to hold such securities for a short period, such as the capital gains period of tax statutes, for a deferred sale, for a market rise, assuming a market develops, or for any other fixed period. Each of Amendola and GP Strategies realizes that, in the view of the SEC, acceptance of the Securities now with an intent to resell would create a purchase with an intent inconsistent with his or its representation to the Company, and the SEC might regard such a sale or disposition as a deferred sale to which such exemptions are not available.

                           (i) Each of Amendola and GP Strategies understands
that there is no public market for the Securities. Each of Amendola and GP Strategies understands that even if a public market were to exist following the Company's proposed initial public offering for the Common Stock, Rule 144 (the "Rule") promulgated under the Act requires, among other conditions, a one year holding period prior to the resale (in limited amounts) of securities


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acquired in a nonpublic offering without having to satisfy the registration requirements under the Act. Each of Amendola and GP Strategies understands that the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Securities Exchange Act of 1934, as amended, or its dissemination to the public of any current financial or other information concerning the Company, as is required by the Rule as one of the conditions of its availability. Each of Amendola and GP Strategies understands and hereby acknowledges that the Company is under no obligation to register the Securities to be issued pursuant to this Agreement under the Act. Each of Amendola and GP Strategies consents that the Company may, if it desires, permit the transfer of the Securities out of his or its name only when his or its request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state "blue sky" laws (collectively "Securities Laws"). Each of Amendola and GP Strategies agrees to hold the Company and its directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by him or it contained herein or any sale or distribution by each of Amendola and GP Strategies in violation of any Securities Laws.

                           (j) Each of Amendola and GP Strategies consents to
the placement of one or more legends on any certificate or other document evidencing his or its Securities and the common Stock stating that they have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale thereof.

                  4. Representations of The Company

                  The Company represents and warrants to Amendola and GP Strategies that:



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                           (a) The Company is a corporation duly organized,
existing and in good standing under the laws of the State of Delaware and has the corporate power to conduct the business which it conducts and proposes to conduct.

                           (b) The execution, delivery and performance of this
Agreement by the Company will have been duly approved by the Board of Directors of the Company and all other actions required to authorize and effect the offer, sale and transfer of the Securities and the securities contained therein will have been duly taken and approved.

                           (c) The Options have been duly and validly
authorized, and when exercised, the shares of Common Stock, upon payment of the applicable exercise price, will be validly issued, fully paid and nonassessable. The Shares have been duly and validly authorized, issued and fully paid and nonassessable.

                           (d) The Company has obtained, or is in the process of
obtaining, all licenses, permits and other governmental authorizations necessary to the conduct of its business; such licenses, permits and other governmental authorizations obtained are in full force and effect; and the Company is in all material respects complying therewith.

                           (e) The Company knows of no pending or threatened
legal or governmental proceedings to which the Company is a party which could materially adversely affect the business, property, financial condition or operations of the Company.

                           (f) The Company is not in violation of or default
under, nor will the execution and delivery of this Agreement, the issuance of the Securities, and the incurrence of the obligations herein and therein set forth and the consummation of the transactions herein or therein contemplated, result in a violation of, or constitute a default under, the certificate of


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incorporation or by-laws of the Company, in the performance or observance of any material obligations, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any material contract, indenture, mortgage, loan agreement, lease, joint venture or other agreement or instrument to which the Company is a party or by which it or any of its properties may be bound or in violation of any material order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality or court, domestic or foreign.

                  5.       Miscellaneous

                           (a) This Agreement and the rights of the parties
hereto shall be governed as to the validity, construction, enforcement and in all other respects by the laws of the State of New York, without regard to its conflict of laws rules.

                           (b) At any time, and from time to time, each party
hereby agrees with the other party that it will execute such additional instruments and take such actions as may be reasonably requested by such other party in order for it to realize the benefit of the transactions contemplated hereby.

                           (c) This Agreement embodies the entire agreement and
understanding among the parties hereto and supersedes any and all prior agreements and understandings between the parties hereto, written or oral, relating to the subject matter hereof.

                           (d) This Agreement may be executed in one or more
counterparts which, taken together, shall constitute the original action of the signatories hereto.



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                  IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the date first above written.

                                      MILLENNIUM CELL INC.


                                      By:   ___________________________________
                                            Name:     Stephen S. Tang
                                            Title:    CEO and President


                                      GP STRATEGIES CORPORATION


                                      By:   ___________________________________
                                            Name:
                                            Title:


                                      -----------------------------------------
                                      STEVEN C. AMENDOLA







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
                                   APPENDIX A

                                   ASSIGNMENT



         WHEREAS, I, STEVEN C. AMENDOLA, a citizen of the United States of America, whose post office address is 22 Lambert Johnson Drive, Ocean, New Jersey 07712, have made the inventions identified in the attached Schedule A;

         WHEREAS, the inventions identified in Schedule A were the subject of a License Agreement dated July 31, 1997, which has now been terminated;


         WHEREAS, the inventions identified in Schedule A constitute all of the Covered Technology as that term is defined in the Agreement dated May 24, 2000 attached hereto; and

         WHEREAS, MILLENNIUM CELL INC., a corporation organized and existing under the laws of the State of Delaware, and having an office for the transaction of business at 1 Industrial Way West, Eatontown, New Jersey 07724, is desirous of acquiring the entire right, title and interest in and to the inventions identified in Schedule A and in and to the applications for Letters Patent therefor, and any Letters Patent which may be obtained therefor, including any reissued or re-examined patents and each and every foreign counterpart of said inventions, all as set forth in Schedule A;

         NOW, THEREFORE, TO ALL WHOM IT MAY CONCERN, BE IT KNOWN, that I, STEVEN
C. AMENDOLA, for the consideration recited in the attached AGREEMENT, hereby acknowledge at or before the ensealing and delivery of these presents, and the receipt of which is hereby acknowledged, have sold, assigned, transferred and conveyed and by these presents do sell, assign, transfer and convey, unto said MILLENNIUM CELL INC., its successors and assigns the entire right, title and interest in and to the inventions identified in
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Schedule A, including all rights, past, present and future, to enforce any and all patents issuing thereon, and any and all improvements thereon, and in and to said applications and any divisions, continuations or continuations-in-part thereof, and in and to any Letters Patent of the United States of America which may be issued on any of said applications, and any reissues and/or re-examinations thereof, and in and to any and all applications for Letters Patent filed in foreign countries for said inventions or improvements including all priority rights, and any and all Letters Patent which may be granted in foreign countries therefor, TO HAVE AND TO HOLD THE SAME to the full end of the term or terms for which any and all said Letters Patent may be granted;

         AND I, STEVEN C. AMENDOLA, do hereby authorize and request the Commissioner of Patents and Trademarks to issue Letters Patent of the United States of America to said MILLENNIUM CELL INC., as the assignee of the entire right, title and interest in and to the same, for the sole use and benefit of said MILLENNIUM CELL INC., its successors and assigns;

         AND I, STEVEN C. AMENDOLA, do hereby covenant and agree to and with said MILLENNIUM CELL INC., its successors and assigns, that I have the full power to make this assignment, and that the rights assigned are not encumbered by any grant, license or right heretofore given, and that I, my executors or administrators, shall and will do all lawful acts and things and make, execute and deliver without further compensation, any and all other instruments in writing, further applications, papers, affidavits, powers of attorney, assignments, and other documents which, in the opinion of counsel for said MILLENNIUM CELL INC., its successors and assigns, may be required or necessary more effectively to secure to and vest in said MILLENNIUM CELL INC., its successors and assigns, the entire right, title and interest in




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and to said inventions and improvements, applications, Letters Patent, rights, titles, benefits, privileges, and advantages hereby sold, assigned, transferred and conveyed, and that I will sign any applications for reissue or re-examination which may be desired by the owner of the patents assigned hereby.

         IN WITNESS WHEREOF, I, STEVEN C. AMENDOLA, have hereunto set my hand and seal on the date below written.


DATED:______________________             ____________________________________
                                         STEVEN C. AMENDOLA


STATE OF ____________________)
                             ) ss.:
COUNTY OF ___________________)


         BE IT KNOWN, that on this ___ day of ____________, 2000, before me personally came STEVEN C. AMENDOLA, to me known and known to me to be the person mentioned in and who executed the foregoing assignment, and he acknowledged to me that he executed the same as his free act and deed for the use and purposes therein mentioned.



                                         ------------------------------------
                                         Notary Public




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                                   SCHEDULE A



United States Patent No. 5,804,329
for ELECTROCONVERSION CELL
(Appln. Ser. No. 08/579,781)

Australian Appln. Ser. No. 14320/97

Canadian Appln. Ser. No. 2241862

Chinese Appln. Ser. No. 96180019.4

European Patent Convention Appln. Ser. No. 96944546.9

Israeli Appln. Ser. No. 125,126

Indian Appln. Ser. No. 2943/DEL/96

Japanese Appln. Ser. No. 9-524601

Mexican Appln. Ser. No. 98 5327

Norwegian Appln. Ser. No. 19982990

Federation of Russia Appln. Ser. No. 98 114096

Taiwanese Patent No. 104555

WIPO Appln. Ser. No. US96/20851

South African Patent No. 96/10870

United States Appln. Ser. No. 08/883,859 for ELECTROCONVERSION CELL
(CIP of Appln. Ser. No. 08/579,781)